Interest and Other Income (Tables)	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Summary of Interest and Other Income

$ million
	2019	2018	2017
Interest income	899	772	677
Dividend income (from investments in equity securities)	23	104	375
Net gains on sale and revaluation of non-current assets and businesses	2,519	3,265	1,640
Net foreign exchange gains/(losses) on financing activities	5	(174)	(453)
Other	179	104	227
Total	3,625	4,071	2,466